UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2017

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2017, the Board of Directors (the “Board”) of Gaming and Leisure Properties, Inc. (the “Company”) elected James B. Perry to serve as a director of the Company effective immediately, subject to receipt of customary regulatory approvals. Mr. Perry will also be included on the ballot of the Company’s 2017 annual meeting of shareholders for election to a new one-year term.

The Board has determined that Mr. Perry qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission and the applicable listing standards of the NASDAQ Stock Market LLC.

Mr. Perry brings extensive gaming industry experience to the Board. He served on the Board of Directors of Isle of Capri Casinos, Inc. (“Isle”) from 2007 to 2014, including as Chairman and Executive Chairman of the Board of Directors during a portion of his tenure. From March 2008 to April 2011, he also served as Isle’s Chief Executive Officer. Prior to joining Isle, Mr. Perry served as a Class III Director on the board of Trump Entertainment Resorts, Inc. from May 2005 until July 2007. From July 2005 to July 2007, Mr. Perry served as Chief Executive Officer and President of Trump Entertainment Resorts, Inc. Mr. Perry was President of Argosy Gaming Company from April 1997 through July 2002 and Chief Executive Officer of Argosy Gaming Company from April 1997 through May 2003. Mr. Perry also served as a member of the Board of Directors of Argosy Gaming Company from 2000 to July 2005.

There are no arrangements or understandings between Mr. Perry and any other person pursuant to which he was selected as a director. Mr. Perry has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Perry will receive compensation for his service as a director consistent with the Company’s compensation practices for non-employee directors as described under the caption “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 22, 2016.

On April 5, 2017, the Company issued a press release announcing Mr. Perry’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Press Release, dated April 5, 2017

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2017	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Press Release, dated April 5, 2017

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